SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                       October 17,2000 (August 02,2000)




                             RAINWIRE PARTNERS, INC.


Delaware                        0-23892                              57-0941152
(State or other              (Commission File                      (IRS Employer
jurisdiction of                   No.)                                 ID No.)
incorporation)



                      695 Pylant Street, Atlanta, GA 30306
                    (Address of principal executive offices)

                                  404-892-1111
            (Registrant's telephone number, including area code)

        4940 Peachtree Industrial Blvd., Suite 350, Norcross, GA, 30071
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     This Form 8-K/A is filed as an amendment to the Form 8-K which was filed on August 2, 2000 and was inadvertently missing the cover and signature pages. The original Form 8-K was filed using the company's former name: ENVIROMETRICS, INC.

                           NEWS RELEASE                          August 1, 2000

     FOR IMMEDIATE RELEASE: THE CATAPULT GROUP, INC. (formerly Envirometrics, Inc.) ANNOUNCES ITS NAME HAS BEEN CHANGED TO RAINWIRE PARTNERS, INC.


     The Catapult Group, Inc. (formerly Envirometrics, Inc., EVMI-OTC:BB), a Delaware Corporation, (the "Company") has changed its name to Rainwire Partners, Inc. The new symbol for the Company is RNWR and is traded OTCBB. On July 26th, the Company completed its transaction and received a majority of shareholder consent to change the name of the combined entities (Envirometrics, Inc. and The Catapult Group, Inc.) to Rainwire Partners, Inc.

     Bryan M. Johns, President and CEO of Rainwire Partners, Inc. stated, "Rainwire represents the culmination of years of strategic planning and the sharpening of our unique business model. We are excited to introduce this new organization to the valued customers and partners of our Atlanta operations, and to debut this brand in South Carolina, and other Southeastern states, as we expand throughout the next year. "

     Information  about Rainwire  Partners,  Inc.

     Rainwire is a consulting firm specializing in the design, management, and auditing of Internet-powered business initiatives. Rainwire has expanded its expertise beyond pure web development, providing strategy, design, process management, and quality assurance services that act as an insurance policy for organizations undertaking broad and extensive technology initiatives. For more information, please visit http://www.rainwire.com or 404-892-1111 X223

Forward Looking Statements

     This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that certain statements in this release are "forward looking statement" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors. Such uncertainties and risks include, among others, certain risks associated with the closing of the transaction described above, government regulation, and general economic and business conditions. Actual events, circumstances, effects and results may be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. Consequently, the forward-looking statements contained herein should not be regarded as representations by Rainwire Partners, Inc. or any other person that the projected outcomes can or will be achieved.

Additional Information and Where to Find It

     Rainwire Partners, Inc. files annual, quarterly and special reports and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by Rainwire Partners, Inc. at the SEC's public reference room at 450 Fifth Street, N.W., Washington D.C. 20549 or at any of the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Rainwire Partners', filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

Contact: Walter H. "Skip" Elliott, III
             Vice President
                Rainwire Partners, Inc.
                 843-553-9456

                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             RAINWIRE PARTNERS, INC.
                                                  (Registrant)

Dated: October 17, 2000                     By: s/s Walter H. Elliott, III
                                                --------------------------
                                                Walter H. Elliott, III
                                                Vice President